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                                                                     EXHIBIT 10


                         INDEPENDENT AUDITORS' CONSENT



The Board Directors
American Fidelity Assurance Company:

We consent to the use of our reports included herein and the reference to our name under the heading "Independent Accountants" in the Statement of Additional Information.



                                        KPMG LLP

Oklahoma City, Oklahoma
January 8, 1999